Exhibit 10.1

SECOND AMENDMENT

This SECOND AMENDMENT (“Amendment”) dated as of February 23, 2010 is by and among Pioneer Drilling Company, a Texas corporation (the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to the Credit Agreement dated as of February 29, 2008, as amended by the First Amendment thereto dated as of October 5, 2009 (as amended, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to make certain amendments to the Credit Agreement as provided for herein, subject to the conditions herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement, as amended by this Amendment.

Section 2. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by:

(i) restating the definition of “Debt Incurrence” in its entirety as follows:

“Debt Incurrence” means any issuance or sale by the Borrower or any of its Restricted Subsidiaries of any Debt after the Effective Date other than Debt permitted under Section 6.1(a) through (n).

(ii) deleting the definition of “Excess Cash Flow” in its entirety; and

(iii) inserting the following new definitions in their appropriate alphabetical order:

“2010 Note Guaranty” means each guaranty by one or more of the Guarantors of the Borrower’s obligations in respect of the 2010 Notes.

“2010 Notes” means the Senior Unsecured Notes issued by the Borrower pursuant to the Indenture on the Second Amendment Effective Date (together with any notes of such series issued in substitution or exchange therefore; provided that the aggregate principal amount thereof is not increased) and on substantially the same terms and conditions set forth in the Draft Description of Notes.

“Draft Description of Notes” means that certain draft Description of Notes relating to the proposed offering of 2010 Notes by Borrower provided to the Administrative Agent on February 11, 2010.

“Indenture” means the Indenture to be dated as of the Second Amendment Effective Date, between the Borrower and Wells Fargo Bank, N.A., as trustee; provided, that the terms and conditions of such Indenture are substantially the same as those set forth in the Draft Description of Notes.

“Second Amendment Effective Date” means the date on which the Second Amendment to this Agreement becomes effective pursuant to the terms thereof.

(b) Section 2.1(b)(ii) of the Credit Agreement is hereby amended by:

(i) replacing “required to be made pursuant to Sections 2.5(c)(ii), (iii), (iv) or (vi)” with “required to be made pursuant to Sections 2.5(c)(ii), (iii) or (iv)”; and

(ii) replacing “in no event shall the Total Commitment be reduced, pursuant to this clause (ii), to less than $200,000,000” with “in no event shall the Total Commitment be reduced, pursuant to this clause (ii), to less than $225,000,000”.

(c) Section 2.5(c)(vi) of the Credit Agreement is hereby deleted in its entirety.

(d) Section 6.1 of the Credit Agreement is hereby amended by:

(i) deleting “and” at the end of subsection (n);

(ii) restating subsection (o) in its entirety as follows:

(o) unsecured or subordinated secured Debt of the Borrower (other than Debt evidenced by the 2010 Notes) and unsecured or subordinated secured guarantees of such Debt by one or more of the Guarantors; provided, that (i) the aggregate principal amount of such Debt does not exceed $250,000,000.00, (ii) no principal of such Debt is scheduled to mature earlier than the Maturity Date and (iii) the other terms and conditions of such Debt are reasonably acceptable to the Administrative Agent and the Majority Lenders; and

(iii) adding the following as new subsection (p):

(p) unsecured Debt evidenced by the 2010 Notes and the 2010 Note Guaranties.

(e) Section 6.2(k) of the Credit Agreement is hereby amended by replacing “Required Lenders” with “Majority Lenders”.

Section 3. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment executed by the Borrower, each Guarantor, the Administrative Agent and the Majority Lenders.

(b) Contemporaneously with the effectiveness of this Amendment, the Borrower shall have issued the 2010 Notes in an aggregate principal amount not less than $200,000,000.00 and not greater than $250,000,000.00.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION, THIS AMENDMENT SHALL NOT BECOME EFFECTIVE UNLESS EACH OF THE FOREGOING CONDITIONS PRECEDENT IS SATISFIED ON OR PRIOR TO APRIL 30, 2010.

Section 4. Representations and Warranties. Each Credit Party hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of such Credit Party contained in the Credit Documents are true and correct in all material respects on and as of the date hereof and the Second Amendment Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain true and correct in all material respects as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing.

Section 5. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement or any of the other Credit Documents.

Section 6. Effect of Amendment.

(a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Lender or the Administrative Agent under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

(b) Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(c) This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(d) Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic means of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

PIONEER DRILLING COMPANY

By:	/s/ Lorne E. Phillips
Name:	Lorne E. Phillips
Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:

PIONEER DRILLING SERVICES, LTD.
PIONEER PRODUCTION SERVICES, INC.
PIONEER WIRELINE SERVICES HOLDINGS, INC.
PIONEER WIRELINE SERVICES, LLC
PIONEER WELL SERVICES, LLC
PIONEER FISHING & RENTAL SERVICES, LLC
PIONEER GLOBAL HOLDINGS, INC.

Each by:	/s/ Lorne E. Phillips
Name:	Lorne E. Phillips
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment

Pioneer Drilling Company

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, N.A., in its capacity as Administrative Agent, Issuing Lender and Swing Line Lender

By:	/s/ Kristen Brockman
Name:	Kristen Brockman
Title:	Assistant Vice President

LENDERS:

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Kristen Brockman
Name:	Kristen Brockman
Title:	Assistant Vice President

Signature Page to Second Amendment

Pioneer Drilling Company

FORTIS BANK SA/NV, NEW YORK BRANCH, as a Lender

By:	/s/ Eric Chilton
Name:	Eric Chilton
Title:	Senior Managing Director

By:	/s/ Diran Cholakian
Name:	Diran Cholakian
Title:	Director

Signature Page to Second Amendment

Pioneer Drilling Company

AMEGY BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kenyatta B. Gibbs
Name:	Kenyatta B. Gibbs
Title:	Vice President

Signature Page to Second Amendment

Pioneer Drilling Company

NATIXIS, as a Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Director

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Senior Managing Director

Signature Page to Second Amendment

Pioneer Drilling Company

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Roger Scott Freistat
Name:	Roger Scott Freistat
Title:	Credit Manager

Signature Page to Second Amendment

Pioneer Drilling Company

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Gary Mingle
Name:	Gary Mingle
Title:	Senior Vice President

Signature Page to Second Amendment

Pioneer Drilling Company

COMERICA BANK, as a Lender

By:	/s/ Gary Culbertson
Name:	Gary Culbertson
Title:	Vice President

Signature Page to Second Amendment

Pioneer Drilling Company

THE FROST NATIONAL BANK, as Issuing Lender for Existing Letters of Credit and a Lender

By:
Name:
Title:

Signature Page to Second Amendment

Pioneer Drilling Company

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment

Pioneer Drilling Company

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Anil J. Chandy
Name:	Anil J. Chandy
Title:	Assistant Vice President

Signature Page to Second Amendment

Pioneer Drilling Company

BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment

Pioneer Drilling Company

WHITNEY NATIONAL BANK, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment

Pioneer Drilling Company